UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): December 19, 2017

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2017, Jack in the Box Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) to sell 100% of the issued and outstanding shares of Qdoba Restaurant Corporation (“Qdoba”), a wholly owned subsidiary of the Company which operates and franchises the QDOBA MEXICAN EATS® brand of restaurants, to Quidditch Acquisition, Inc. (the “Buyer”), an affiliate of certain funds managed by affiliates of Apollo Global Management, LLC.  Under the terms of the Purchase Agreement, the Buyer will purchase Qdoba for approximately $305 million in cash, subject to customary closing conditions and adjustments.

The Purchase Agreement includes customary (a) representations and warranties of the parties, (b) covenants, including covenants with respect to actions taken prior to the closing (including obtaining consents) and cooperation with respect to regulatory issues, and (c) post-closing indemnities.

The Purchase Agreement is also subject to customary closing conditions, including the receipt of antitrust preclearance and the absence of an action by any governmental authority that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transaction contemplated by the Purchase Agreement.  The closing is not subject to a financing condition.

The Purchase Agreement contains certain termination rights for the Company and the Buyer, including if the closing of the transaction does not occur by April 18, 2018 (the “Outside Date”) or, under certain circumstances, if there has been a breach of certain representations, warranties or covenants by either party.  In the event the Company terminates the Purchase Agreement due to a breach by the Buyer of its representations, warranties or covenants that gives rise to the failure of a closing condition, or in the event the Buyer fails to consummate the closing within three business days of the Company delivering notice to the Buyer that the Company has satisfied its pre-closing conditions, the Buyer has agreed to pay to the Company a termination fee of $15.25 million.  The Buyer’s obligation to pay the termination fee is guaranteed by Apollo Investment Fund VIII, L.P. and certain of its affiliates.

The transaction is expected to close by April 2018.  The Company expects to use the net cash proceeds after tax and transaction costs to retire outstanding debt under its term loan, as required by the terms of its credit facility.

The Purchase Agreement contemplates that the parties will enter into a transition services agreement and employee agreement at closing, pursuant to which the Company will provide certain transition services for up to 12 months (subject to possible short-term extension of certain services) and personnel transition support for up to 9 months in order to facilitate the orderly transition of the Qdoba business.
The foregoing descriptions of the Purchase Agreement and the transaction contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The Purchase Agreement is included as an exhibit to this Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Qdoba or the Buyer. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and as of a specific date; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Qdoba or the Buyer or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s or the Buyer’s public disclosures.

Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, uncertainties and other factors that could cause the actual results to differ materially from such forward-looking statements, including, but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement or conditions to the closing of the transaction contemplated by the Purchase Agreement may not be satisfied or waived, (2) the failure to satisfy the closing conditions contained in the Purchase Agreement, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction, (4) the effect of the announcement of the Purchase Agreement on the ability of the Company or Qdoba to retain and hire key personnel and maintain relationships with its customers, suppliers, and on its operating results and business generally, (5) the transaction may involve unexpected costs, liabilities or delays, (6) the Company’s business and the Qdoba business may suffer as a result of the uncertainty surrounding the transaction, (7) the outcome of any legal proceeding relating to the transaction, (8) the Company may be adversely affected by other economic, business and/or competitive factors, and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.
Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2017 Annual Report on Form 10-K, the Company’s quarterly reports on Form 10-Q and Current Reports on Form 8-K.

Item 7.01	Regulation FD Disclosure.
On December 19, 2017, the Company issued a press release announcing the entry into the Purchase Agreement.  A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title
2.1*	Stock Purchase Agreement, dated as of December 19, 2017, by and among Jack in the Box Inc., Qdoba Restaurant Corporation, and Quidditch Acquisition, Inc.

99.1	Press Release dated December 19, 2017
* Certain exhibits and schedules to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the Securities and Exchange Commission upon request.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Jerry P. Rebel
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: December 19, 2017